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                                                                Exhibit 10.29

                               ACT NETWORKS, INC.
                         NOTICE OF GRANT OF STOCK OPTION

                  Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ACT Networks, Inc. (the "Corporation"):

                  Optionee: ___________________________________________________
                  Grant Date: _________________________________________________
                  Vesting Commencement Date: __________________________________
                  Exercise Price:  $_________________ per share
                  Number of Option Shares:_______________ shares
                  Expiration Date: ____________________________________________
                  Type of Option:   Non-Statutory Stock Option

                  Exercise Schedule: The Option shall become exercisable with respect to (i) twenty-four percent (24%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in successive equal monthly installments upon Optionee's completion of each of the next thirty-eight (38) months of Service measured from and after the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the ACT Networks, Inc. 1997 Nonexecutive Officer Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

                  A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.
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                  No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

                  Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

_____________________ , 199__
         Date


                                       ACT NETWORKS, INC.


                                       By:    _________________________________

                                       Title: _________________________________



                                       ________________________________________
                                       OPTIONEE

                                       Address: _______________________________

                                       ________________________________________


ATTACHMENTS
Exhibit A - Stock Option Agreement


                                       2.
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                                    EXHIBIT A

                             STOCK OPTION AGREEMENT